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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 15, 2000
                           NATIONAL AUTO CREDIT, INC.
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             (Exact name of Registrant as specified in its charter)

        Delaware                     1-11601                   34-1816760
        --------                     -------                   ----------
(State or other jurisdiction  (Commission File No.) (Employer Identification No.)
     of incorporation)


    30000 Aurora Road, Solon, Ohio                             44139
    ------------------------------                             -----
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (440) 349-1000
                                 ---------------




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Item 5.       Other Events

On December 15, 2000, at a Special Meeting, the Board of Directors of NAC adopted a Five-Year Business Plan.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (C) Exhibits

                  99.1     Five-Year Business Plan.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 15, 2000                             NATIONAL AUTO CREDIT, INC.
                                                     (Registrant)


                                                     By: /s/  JAMES J. MCNAMARA
                                                     --------------------------
                                                     JAMES J. MCNAMARA
                                                     Chief Executive Officer